SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
______________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                May 26, 2010

CRAFT BREWERS ALLIANCE, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	0-26542	91-1141254
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

929 North Russell Street
Portland, OR 97227-1733
 (Address of Principal Executive Offices, Zip Code)

(503) 331-7270
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2010, Craft Brewers Alliance, Inc. (the “Company”), upon approval by its shareholders, adopted the 2010 Stock Incentive Plan (the “2010 Plan”).  Under the 2010 Plan, awards may be granted to employees, officers and directors of the Company.  The 2010 Plan is intended to enable the Company to (a)  attract, retain and reward highly qualified officers and directors; (b) motivate these individuals to promote the Company’s long-term growth, profitability and success; and (c) provide incentives that are linked directly to increases in share value, which will also benefit the Company’s other shareholders. To this end, the 2010 Plan provides for the grant of stock options, restricted stock, restricted stock units, performance awards and stock appreciation rights.  Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals.  Stock options granted under the 2010 Plan may be non-qualified stock options or incentive stock options.  The 2010 Plan provides for stock-based awards relating to up to 750,000 shares of common stock, subject to certain anti-dilution adjustments.  With approval of the 2010 Plan, the Company will make no further stock-based grants under the Company’s 2002 Stock Option Plan or 2007 Stock Incentive Plan.

For a more detailed description of the material features of the 2010 Plan, please refer to the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2010 in connection with the Company's 2010 Annual Meeting of Shareholders (the "2010 Proxy Statement"), under the caption "Proposal 3 – Approve the 2010 Stock Incentive Plan.”  The above description of the 2010 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2010 Plan, which was attached as Appendix B to the 2010 Proxy Statement and is incorporated by reference herein.

Item 5.07                Submission of Matters to a Vote of Security Holders.

On May 26, 2010, the Company held its 2010 Annual Meeting of Shareholders.  The following proposals were submitted to a vote:  the election of seven directors to serve until the 2011 Annual Meeting of Shareholders and until their successors are elected and qualified; ratification of the appointment of Moss Adams LLP, as the Company’s independent registered public accounting firm for the year ended December 31, 2010, and to approve the 2010 Plan. These proposals were adopted by the votes specified below:

			Votes	Votes	Broker
			For	Withheld	Non-Votes
1.	Election of Directors
	Timothy P. Boyle		11,703,833	196,659	2,836,429
	Andrew R. Goeler		11,499,681	196,659	2,836,429
	Kevin R. Kelly		11,761,095	196,659	2,836,429
	David R. Lord		11,761,702	196,659	2,836,429
	John D. Rogers, Jr.		11,762,752	196,659	2,836,429
	Anthony J. Short		11,520,544	196,659	2,836,429
	Kurt R. Widmer		11,703,710	196,659	2,836,429

		Votes	Votes		Broker
		For	Against	Abstained	Non-Votes
2.	Ratification of the Appointment of Independent Registered
	Public Accounting Firm	14,415,621	224,633	66,165	-

3.	Approve the 2010 Stock Incentive Plan	11,144,685	520,580	204,725	2,836,429

ITEM 9.01.             Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 99.1	2010 Stock Incentive Plan (incorporated by reference to Appendix B to Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2010)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFT BREWERS ALLIANCE, INC.

Dated: June 2, 2010	By:	/s/ Joseph K. O’Brien
Joseph K. O’Brien
Controller and Chief Accounting Officer